UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019 (May 7, 2019)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

United States Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, United States Virgin Islands 00820
(Address of principal executive offices including zip code)

(340) 692-0525
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Item 1.01	Entry into a Material Definitive Agreement

Altisource Asset Management Corporation (“AAMC”) entered into an amended and restated asset management agreement (the “Amended AMA”) with Front Yard Residential Corporation (“Front Yard”) and its subsidiary, Front Yard Residential L.P., on May 7, 2019 (the “Effective Date”). The Amended AMA amends and restates, in its entirety, the Asset Management Agreement previously entered into on March 31, 2015, as amended on April 7, 2015.

The Amended AMA has an initial term of five years and will renew automatically each year thereafter for an additional one-year term, subject in each case to the termination provisions further described below.

Management Fees

The Amended AMA provides for the following management fee structure, which is subject to certain performance thresholds and an Aggregate Fee Cap (as described below):

•	Base Management Fee. Front Yard will pay a quarterly base management fee (the “Base Management Fee”) to AAMC as follows:

◦
Initially, commencing on the Effective Date and until the Reset Date (as defined below), the quarterly Base Management Fee will be (i) $3,584,000 (the “Minimum Base Fee”) plus (ii) an additional amount (the “Additional Base Fee”), if any, of 50% of the amount by which Front Yard's per share Adjusted AFFO (as defined in the Amended AMA) for the quarter exceeds $0.15 per share (provided that the Base Management Fee for any calendar quarter prior to the Reset Date cannot be less than the Minimum Base Fee or greater than $5,250,000). Beginning in 2021, the Base Management Fee may be reduced, but not below the Minimum Base Fee, in the fourth quarter of each year by the amount that Front Yard's AFFO (as defined below) on a per share basis is less than an aggregate of $0.60 for the applicable calendar year (the “AFFO Adjustment Amount”); and

◦
Thereafter, commencing in the first quarter after which the quarterly Base Management Fee first reaches $5,250,000 (the “Reset Date”), the Base Management Fee will be 1/4 of the sum of (i) the applicable Annual Base Fee Floor plus (ii) the amount calculated by multiplying the applicable Manager Base Fee Percentage by the amount, if any, that Front Yard's Gross Real Estate Assets (as defined below) exceeds the applicable Gross Real Estate Assets Floor (in each case of the foregoing clauses (i) and (ii), as set forth in the table below), minus (iii) solely in the case of the fourth quarter of a calendar year, the AFFO Adjustment Amount (if any); provided, that the Base Management Fee for any calendar quarter shall not be less than the Minimum Base Fee.

Gross Real Estate Assets (1)	Annual Base Fee Floor	Manager Base Fee Percentage	Gross Real Estate Assets Floor
Up to $2,750,000,000	$21,000,000	0.325%	$2,250,000,000
$2,750,000,000 – $3,250,000,000	$22,625,000	0.275%	$2,750,000,000
$3,250,000,000 – $4,000,000,000	$24,000,000	0.250%	$3,250,000,000
$4,000,000,000 – $5,000,000,000	$25,875,000	0.175%	$4,000,000,000
$5,000,000,000 – $6,000,000,000	$27,625,000	0.125%	$5,000,000,000
$6,000,000,000 – $7,000,000,000	$28,875,000	0.100%	$6,000,000,000
Thereafter	$29,875,000	0.050%	$7,000,000,000
_______________

(1)
Gross Real Estate Assets is generally defined as the aggregate book value of all residential real estate assets owned by Front Yard and its subsidiaries before reserves for depreciation, impairment or other non-cash reserves as computed in accordance with GAAP.

In determining the Base Management Fee, “AFFO” is generally calculated as GAAP net income (or loss) adjusted for (i) gains or losses from debt restructuring and sales of property; (ii) depreciation, amortization and impairment on residential real estate assets; (iii) unconsolidated partnerships and joint ventures; (iv) acquisition and related expenses, equity based compensation expenses and other non-recurring or non-cash items; (v) recurring capital expenditures on all real estate assets and (vi) the cost of leasing commissions.

For any partial quarter during the term of the Amended AMA, the Base Management Fee is subject to proration based on the number of calendar days under the Amended AMA in such period.

•
Incentive Fee. AAMC may earn an annual Incentive Fee to the extent that Front Yard's AFFO exceeds certain performance thresholds. The annual Incentive Fee, if any, shall be an amount equal to 20% of the amount by which Front Yard's AFFO for the calendar year (after the deduction of Base Management Fees but prior to the deduction of Incentive Fees) exceeds 5% of Gross Shareholder Equity (as defined below).

In each calendar year, the Incentive Fee will be limited to the extent that any portion of the Incentive Fee for such calendar year (after taking into account any AFFO Adjustment Amount and the payment of the Incentive Fee) would cause the AFFO per share for such calendar year to be less than $0.60 (the “Incentive Fee Adjustment”). For any partial calendar year under the Amended AMA, the Incentive Fee amount (and Incentive Fee Adjustment, if any) for that partial calendar year is subject to proration based on the number of calendar days of the year that the Amended AMA is in effect.

Gross Shareholder Equity for purposes of the Amended AMA is generally defined as the arithmetic average of all shareholder equity as computed in accordance with GAAP and adding back all accumulated depreciation and changes due to non-cash valuations (including those recorded as a component of accumulated other comprehensive income) and other non-cash adjustments, in each case, as of the first day of such calendar year, the first day of each of the second, third and fourth calendar quarters of such calendar year and the first day of the succeeding calendar year.

Front Yard has the flexibility to pay up to 25% of the annual Incentive Fee to AAMC in shares of its common stock, subject to certain conditions specified in the Amended AMA.

Aggregate Fee Cap

The aggregate amount of the Base Management Fees and Incentive Fees payable to AAMC in any calendar year cannot exceed the “Aggregate Fee Cap,” which is generally defined as follows:

•	For any calendar year in which average Gross Real Estate Assets is less than $2,250,000,000, the aggregate fees payable to AAMC shall not exceed $21,000,000; or

•
For any calendar year in which average Gross Real Estate Assets exceeds $2,250,000,000, the aggregate fees payable to AAMC shall not exceed the sum of (i) the applicable Aggregate Fee Floor plus (ii) the amount calculated by multiplying the applicable Aggregate Fee Percentage by the amount, if any, by which average Gross Real Estate Assets exceed the applicable Gross Real Estate Assets Floor, in each case as set forth in the table below.

Gross Real Estate Assets	Aggregate Fee Floor	Aggregate Fee Percentage	Gross Real Estate Assets Floor
$2,250,000,000 – $2,750,000,000	$21,000,000	0.650%	$2,250,000,000
$2,750,000,000 – $3,250,000,000	$24,250,000	0.600%	$2,750,000,000
$3,250,000,000 – $4,000,000,000	$27,250,000	0.500%	$3,250,000,000
$4,000,000,000 – $5,000,000,000	$31,000,000	0.450%	$4,000,000,000
$5,000,000,000 – $6,000,000,000	$35,500,000	0.250%	$5,000,000,000
$6,000,000,000 – $7,000,000,000	$38,000,000	0.125%	$6,000,000,000
Thereafter	$39,250,000	0.100%	$7,000,000,000

Expenses and Expense Budget

AAMC is responsible for all of its own costs and expenses other than the expenses related to compensation of Front Yard’s dedicated general counsel and four specified employees who are contemplated to become employees of Front Yard after the effective date of the Amended AMA. Front Yard and its subsidiaries pay their own costs and expenses, and, to the extent such Front Yard expenses are initially paid by AAMC, Front Yard is required to reimburse AAMC for such reasonable out-of-pocket costs and expenses.

Termination Provisions

The Amended AMA may be terminated without cause (i) by Front Yard for any reason, or no reason, or (ii) by Front Yard or AAMC in connection with the expiration of the initial term or any renewal term, in either case with 180 days' prior written notice. If the Amended AMA is terminated by Front Yard without cause or in connection with the expiration of the initial term or any renewal term, Front Yard shall pay a termination fee (the “Termination Fee”) to AAMC in an amount generally equal to three times the arithmetical mean of the aggregate fees actually paid or payable with respect to each of the three immediately preceding completed calendar years (including any such prior years that may have occurred prior to the Effective Date). Upon any such termination by Front Yard, Front Yard shall have the right, at its option, to license certain intellectual property and technology assets from AAMC.

If the Termination Fee becomes payable (except in connection with a termination by AAMC for cause, which would require the payment of the entire Termination Fee in cash), at least 50% of the Termination Fee must be paid in cash on the termination date and the remainder of the Termination Fee may be paid, at Front Yard’s option, either in cash or, subject to certain conditions specified in the Amended AMA, in Front Yard common stock in up to 3 equal quarterly installments (without interest) on each of the six-, nine- and twelve-month anniversaries of the termination date until the Termination Fee has been paid in full.

Front Yard may also terminate the Amended AMA, without the payment of a Termination Fee, upon a change of control of AAMC as described in the Amended AMA and “for cause” upon the occurrence of certain events including, without limitation, a final judgment that AAMC or any of its agents, assignees or controlled affiliates has committed a felony or materially violated securities laws; AAMC’s bankruptcy; the liquidation or dissolution of AAMC; a court determination that AAMC has committed fraud or embezzled funds from Front Yard; a failure of Front Yard to qualify as a REIT as a result of any action or inaction of AAMC; an uncured material breach of a material provision of the Amended AMA; or receipt of certain qualified opinions from AAMC or Front Yard's independent public accounting firm that (i) with respect to such opinions relating to AAMC, are reasonably expected to materially adversely affect either AAMC’s ability to perform under the Amended AMA or Front Yard, or (ii) with respect to such opinions relating to Front Yard, such opinions are a result of AAMC's actions or inaction; in each case, subject to the exceptions and conditions set forth in the amended AMA. AAMC may terminate the Amended AMA upon an uncured default by Front Yard under the Amended AMA and receive the Termination Fee. A termination “for cause” may be effected by Front Yard with 30 days' written notice or by AAMC with 60 days' written notice. Upon any termination by Front Yard “for cause,” Front Yard shall have the right, at its option, to license certain intellectual property and technology assets from AAMC.

Transition Following Termination

Following any termination of the Amended AMA, AAMC is required to cooperate in executing an orderly transition to a new manager or otherwise in accordance with Front Yard’s direction including by providing transition services as requested by Front Yard for up to one (1) year after termination or such longer period as may be mutually agreed (including by assisting Front Yard with the recruiting, hiring and/or training of new replacement employees) at cost (but not more than the Base Management Fee at the time of termination).

The foregoing description of the Amended AMA does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Amended AMA which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Forward-looking Statements

This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC's ability to leverage strategic relationships on an efficient and cost-effective basis; AAMC's and Front Yard's ability to compete; Front Yard’s ability to implement its business plan; general economic and market conditions; governmental regulations, taxes and policies; AAMC's ability to generate adequate and timely sources of liquidity and financing for itself or Front Yard; Front Yard’s ability to sell non-core assets on favorable terms or at all; AAMC's ability to identify and acquire assets for Front Yard’s portfolio; Front Yard’s ability to complete potential transactions in accordance with anticipated terms and on a timely basis or at all; AAMC’s ability to integrate newly acquired rental assets into Front Yard’s portfolio; the ability to effectively manage the performance of Front Yard’s internal property manager at the level and/or the cost that it anticipates; the failure of third party vendors to effectively perform their obligations under their respective agreements with AAMC or Front Yard; our failure to maintain Front Yard’s qualification as a REIT; and other risks and uncertainties detailed in the “Risk Factors” and other sections described from time to time in the Company’s current and future filings with the Securities and Exchange Commission. The foregoing list of factors should not be construed as exhaustive.

The statements made herein are current as of the date of this Form 8-K only. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Asset Management Agreement, dated as of May 7, 2019, by and among Front Yard Residential Corporation, Front Yard Residential, L.P. and Altisource Asset Management Corporation

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
May 8, 2019	By:	/s/ Stephen H. Gray
Stephen H. Gray General Counsel and Secretary